Exhibit 99.1

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
                                            Journal Communications, Inc.
                                  Consolidated Statements of Earnings (unaudited)
                          (dollars in thousands, except for shares and per-share amounts)


                                                                2006 Quarters                           2007 Quarter
                                       ---------------------------------------------------------------- ------------
                                          First        Second       Third        Fourth       Total        First
                                       ------------ ------------ ------------ ------------ ------------ ------------
Continuing Operations:
Revenue:
  Publishing                           $    69,440  $    67,910  $    69,615  $    77,765  $   284,730  $    66,457
  Broadcasting                              51,638       58,452       58,257       70,189      238,536       51,696
  Printing services                         16,310       16,686       15,456       18,504       66,956       16,874
  Other                                      9,143       10,979        9,672        8,747       38,541        8,166
                                       ------------ ------------ ------------ ------------ ------------ ------------
Total revenue                              146,531      154,027      153,000      175,205      628,763      143,193

Operating costs and expenses:
  Publishing                                36,561       36,430       36,033       40,874      149,898       36,875
  Broadcasting                              21,819       22,397       24,105       27,424       95,745       22,395
  Printing services                         13,788       14,007       12,910       15,424       56,129       14,165
  Other                                      7,695        9,399        8,490        7,309       32,893        6,923
                                       ------------ ------------ ------------ ------------ ------------ ------------
Total operating costs and expenses          79,863       82,233       81,538       91,031      334,665       80,358

Selling and administrative expenses         48,070       47,015       46,984       47,429      189,498       46,207
                                       ------------ ------------ ------------ ------------ ------------ ------------
Total operating costs and expenses
    and selling and administrative
     expenses                              127,933      129,248      128,522      138,460      524,163      126,565
                                       ------------ ------------ ------------ ------------ ------------ ------------

Operating earnings                          18,598       24,779       24,478       36,745      104,600       16,628

Other income and expense:
  Interest income and dividends                 18            1           10            8           37            2
  Interest expense                          (3,649)      (3,877)      (4,025)      (4,056)     (15,607)      (2,998)
                                       ------------ ------------ ------------ ------------ ------------ ------------
Total other income and expense              (3,631)      (3,876)      (4,015)      (4,048)     (15,570)      (2,996)

Earnings from continuing operations
 before income taxes                        14,967       20,903       20,463       32,697       89,030       13,632

Provision for income taxes                   5,914        8,384        8,238       12,711       35,247        5,392
                                       ------------ ------------ ------------ ------------ ------------ ------------


Earnings from continuing operations          9,053       12,519       12,225       19,986       53,783        8,240

Discontinued operations                      3,220        2,722        1,276        3,372       10,590       65,091
                                       ------------ ------------ ------------ ------------ ------------ ------------

Net Earnings                           $    12,273  $    15,241  $    13,501  $    23,358  $    64,373  $    73,331
                                       ============ ============ ============ ============ ============ ============

Weighted average number of shares:
  Basic                                 68,364,281   67,836,780   66,974,953   66,780,875   67,475,857   65,256,968
  Diluted                               72,859,331   72,318,319   71,461,595   71,281,044   71,984,963   69,778,936

Earnings per share:
  Basic:
    Continuing operations              $      0.12  $      0.18  $      0.17  $      0.29  $      0.77  $      0.12
    Discontinued operations                   0.05         0.04         0.02         0.05         0.16         1.00
                                       ------------ ------------ ------------ ------------ ------------ ------------
    Net earnings                       $      0.17  $      0.22  $      0.19  $      0.34  $      0.93  $      1.12
                                       ============ ============ ============ ============ ============ ============

  Diluted:
    Continuing operations              $      0.12  $      0.17  $      0.17  $      0.28  $      0.75  $      0.12
    Discontinued operations                   0.05         0.04         0.02         0.05         0.14         0.93
                                       ------------ ------------ ------------ ------------ ------------ ------------
    Net earnings                       $      0.17  $      0.21  $      0.19  $      0.33  $      0.89  $      1.05
                                       ============ ============ ============ ============ ============ ============
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